UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2018

NATURAL HEATH FARM HOLDINGS INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	000-1621697	98-1032170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 North Orange Ave., Suite 1100 Orlando, Florida		32801
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 476-8976

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

 Item 4.01. Change in Registrant’s Certifying Accountant

(a) On November 19, 2018, the board of directors of Natural Health Farm Holdings Inc. (the “Company”) dismissed its independent registered public accounting firm, M&K CPAS, PLLC (“M&K”), effective as of November 19, 2018.

The reports of M&K on the Company’s financial statements for the year ended September 30, 2017 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles. During the year ended September 30, 2017, and in the subsequent period through November 19, 2018, there were no disagreements with M&K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of M&K, would have caused M&K to make reference to the matter in its reports on the Company’s financial statements for such periods.

The Company provided M&K with a copy of the disclosures in the preceding paragraph and requested in writing that M&K furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. M&K provided a letter, dated November 20, 2018 stating its agreement with such statements, which is included as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On November 19, 2018, the Company, based on the decision of its board of directors, approved the engagement of Total Asia Associates PLT, (“Total”) to serve as the Company’s independent registered public accounting firm, commencing November 20, 2018. Total is an accounting firm registered with the US PCAOB and the Malaysian MIA. Total has offices in Selangor Darul Ehsan, Malaysia.

During the fiscal year ended September 30, 2017 and through the date of the board of directors’ decision, the Company did not consult Total with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

No .	Description
16.1	Letter from M&K CPAS, PLLC to the Securities and Exchange Commission dated November 20, 2018 with respect to the disclosure in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Natural Health Farm Holdings Inc.

Date: November 20, 2018	By:	/s/ Tee Chuen Meng
Tee Chuen Meng
Chief Executive Officer